Exhibit 99.1

NEWS RELEASE

2300 Orchard Parkway
San Jose, CA 95131-1017
Tel: (408) 433-0910
Fax: (408) 428-7998

Contacts:
Bill Slater	Maria Riley
Chief Financial Officer	Stapleton Communications Inc.
(408) 428-7801	(650) 470-0200
bslater@symmetricom.com	maria@stapleton.com

Symmetricom Reports Third Quarter FY2006 Financial Results

SAN JOSE, Calif. — April 27, 2006 — Symmetricom, Inc. (NASDAQ:SYMM), a leading worldwide supplier of network synchronization and timing solutions, today reported financial results for its fiscal third quarter ended March 31, 2006.

Fiscal third quarter revenue was $45.5 million, compared with $47.9 million in the prior quarter and $43.8 million in the third fiscal quarter in the prior year. For the nine-month period ended March 31, 2006, revenue was $137.7 million, compared with $143.7 million for the same period of the prior year.

Net loss for the fiscal third quarter was $5.2 million or a net loss of $0.11 per share on a fully diluted basis, compared with net earnings of $2.7 million or $0.06 per share on a fully diluted basis in the prior quarter and net earnings of $2.8 million or $0.06 per share on a fully diluted basis in the prior year period. The current quarter includes a $7.0 million or $0.15 per share charge for the impairment of $6.2 million in goodwill and $0.8 million in other intangibles principally related to the company’s wireless business segment purchased in connection with the Datum acquisition in October 2002, which was determined in accordance with SFAS 142 for goodwill and SFAS 144 for other intangibles.

For the nine-month period ended March 31, 2006, net loss was $1.2 million or a net loss of $0.03 per share on a fully diluted basis, compared with net earnings of $12.0 million or $0.26 per share on a fully diluted basis in the prior year period. In addition to the impairment charges noted above, the current quarter and nine-month period include expenses of $0.02 and $0.06 per share respectively for expenses incurred for stock-based compensation following the adoption of FAS123R.

Non-GAAP net earnings for the fiscal third quarter, which excludes certain items related to non-cash compensation, impairment charges for goodwill and other intangibles, amortization of acquired intangibles, integration and restructuring charges, and unusual and non-recurring items, were $2.8 million or $0.06 per share on a fully diluted basis. This compares with non-GAAP net earnings in the prior quarter of $4.4 million or $0.09 per share on a fully diluted basis and non-GAAP net earnings of $4.3 million or $0.09 per share on a fully diluted basis in the prior year

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period. For the nine-month period ended March 31, 2006, non-GAAP net earnings were $10.5 million or $0.22 per share on a fully diluted basis, compared with $14.8 million or $0.32 per share on a fully diluted basis for the same period of the prior year.

Telecom Solutions Division revenue for the quarter was $32.2 million, compared with $30.6 million in the prior quarter and $29.1 million in the prior year period. Telecom Solutions Division revenue for the nine-month period ended March 31, 2006, was $92.6 million, compared with $99.7 million in the same period of the prior year.

Timing, Test & Measurement Division revenue for the quarter was $13.3 million, compared with $17.4 million in the prior quarter and $14.7 million in the prior year period. Timing, Test & Measurement Division revenue for the nine-month period ended March 31, 2006, was $45.2 million, compared with $44.1 million in the same period of the prior year. In the third quarter Timing, Test & Measurement Division revenue was affected by funding delays for a number of government programs.

“In the quarter, we had our first success in selling directly into program specific next-generation network deployments at Verizon and BT. The order from Verizon is specifically tied to its fiber-to-the-premise (FTTP) program and the order from BT is in support of its 21st Century Network (21CN) deployment,” said Thomas Steipp, president and CEO of Symmetricom. “Additionally, we received initial regional modernization orders from BellSouth and Verizon, which we expect to deliver throughout the calendar year.

“Over the past several quarters, one of our goals has been to position Symmetricom’s synchronization products as an integral part of the overall next-generation network upgrade and as a result, we are now seeing orders from regional, corporate and next-generation network deployment budgets,” Steipp said.

Outlook for Q4 FY06

Symmetricom expects fourth quarter FY06 revenue to grow to a range of $47.0 million and $52.0 million. The company expects GAAP earnings to be between $0.01 and $0.05 per share on a fully diluted basis, and non-GAAP earnings to be between $0.06 and $0.11 per share on a fully diluted basis.

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, April 27 at 1:30 p.m. Pacific time. Those wishing to join should dial 415-228-4834 and reference the passcode “Symmetricom.”   A live webcast of the conference call will also be available via the company’s website at www.symmetricom.com or www.vcall.com. A replay of the call will be available until May 12 at 11:59 p.m. Pacific time. To access the replay, please dial 203-369-1975.

About Symmetricom, Inc.

As a worldwide leader in precise time and frequency products and services, Symmetricom provides “Perfect Timing” to customers around the world, including communications service providers, U.S. Department of Defense (DOD), aerospace contractors, enterprises, governments and research facilities. Since 1985, the company’s timing, frequency and synchronization solutions have helped define the world’s standards, delivering precision, reliability and efficiency to wireless and wireline networks, instrumentation and testing applications and network time management. Deployed in more than 90 countries, products include atomic clocks, cesium and rubidium standards, time synchronization solutions, VME, PCI cards and Global Positioning System (GPS) solutions for instrumentation applications, as well as network time servers for Network Time Protocol (NTP) synchronization.  In 2002, Symmetricom acquired TrueTime and Datum, strengthening its leading position in the world time and frequency markets. Symmetricom is based in San Jose, Calif., with offices worldwide. For more information, visit www.symmetricom.com.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the non-GAAP Statements of Operations, Symmetricom excludes certain items related to non-cash compensation, amortization of acquired intangibles, impairment of goodwill and other intangibles, integration and restructuring charges and unusual and non-recurring items. Symmetricom believes that excluding such items provides investors and management with a representation of the company’s core operating performance and with information useful in assessing our prospects for the future and underlying trends in Symmetricom’s operating performance. Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information is not determined using GAAP and should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the “Consolidated Statements of Operations (non-GAAP)” schedule provided in the press release.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning estimates of future revenue and earnings, changes in anticipated customer demand to replace legacy products, as well as the information regarding the usefulness of the non-GAAP financial information. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: reduced rates of demand for telecommunication products or test and measurement products, our customers’ ability and need to upgrade existing equipment, our ability to negotiate contracts with our customers, our ability to maintain gross margins, timing of orders, cancellation or delay of customer orders, loss of customers, difficulties in manufacturing products to specification or customer volume requirements, challenges in integrating businesses, customer acceptance of new products, geopolitical risks such as terrorist acts and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the report on Form 10-K for the year ended June 30, 2005, subsequent Form 10-Q and Form 8K’s.

Note: Financial schedules attached.

SYMMETRICOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended March 31,		Nine months ended March 31,
	2006	2005	2006	2005

Net revenue	$45,537	$43,815	$137,714	$143,737
Cost of products and services	25,168	22,085	72,822	73,849
Amortization of purchased technology	774	971	2,849	2,932
Impairment of purchased technology	1,198	—	1,198	—
Integration and restructuring charges	425	—	769	—
Gross Profit	17,972	20,759	60,076	66,956
Gross Margin	39.5%	47.4%	43.6%	46.6%
Operating Expenses:
Research and development	4,886	4,057	13,739	11,990
Selling, general and administrative	13,739	13,126	42,077	38,864
Impairment of goodwill	6,963	—	6,963	—
Amortization of intangibles	117	135	404	444
Operating income (loss)	(7,733)	3,441	(3,107)	15,658
Interest income	1,983	388	5,294	755
Interest expense	(1,252)	(127)	(3,744)	(392)
Earnings (loss) before income taxes	(7,002)	3,702	(1,557)	16,021
Income tax provision (benefit)	(1,815)	883	(398)	4,134
Net earnings (loss) from continuing operations	(5,187)	2,819	(1,159)	11,887
Gain from discontinued operations, net of tax	—	—	—	162
Net earnings (loss)	$(5,187)	$2,819	$(1,159)	$12,049

Earnings (loss) per share - basic:
Earnings (loss) from continuing operations	$(0.11)	$0.06	$(0.03)	$0.27
Gain from discontinued operations	—	—	—	—
Net earnings (loss)	$(0.11)	$0.06	$(0.03)	$0.27
Weighted average shares outstanding - basic	46,003	45,868	46,088	45,328

Earnings (loss) per share - diluted:
Earnings (loss) from continuing operations	$(0.11)	$0.06	$(0.03)	$0.26
Gain from discontinued operations	—	—	—	—
Net earnings (loss)	$(0.11)	$0.06	$(0.03)	$0.26
Weighted average shares outstanding - diluted	46,003	47,125	46,088	46,709

SYMMETRICOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS  (non-GAAP)

(In thousands, except per share amounts)

(unaudited)

	Three months ended March 31,		Nine months ended March 31,
	2006	2005	2006	2005

Net revenue	$45,537	$43,815	$137,714	$143,737
Cost of products and services	25,012	22,082	72,382	73,794
Gross Profit	20,525	21,733	65,332	69,943
Gross Margin	45.1%	49.6%	47.4%	48.7%
Operating Expenses:
Research and development	4,751	4,057	13,370	11,990
Selling, general and administrative	12,721	12,301	39,230	38,191
Amortization of intangibles	—	46	87	177
Operating income	3,053	5,329	12,645	19,585
Interest income	1,983	388	5,294	755
Interest expense	(1,252)	(127)	(3,744)	(392)
Earnings before income taxes	3,784	5,590	14,195	19,948
Income tax provision	989	1,334	3,698	5,147
Net earnings	$2,795	$4,256	$10,497	$14,801

Earnings per share - basic:
Net earnings	$0.06	$0.09	$0.23	$0.33
Weighted average shares outstanding - basic	46,003	45,868	46,088	45,328

Earnings per share - diluted:
Net earnings	$0.06	$0.09	$0.22	$0.32
Weighted average shares outstanding - diluted	46,806	47,125	46,965	46,709

Notes to Consolidated Statements of Operations (000’s) Three Months ended March 31, 2006

(a)               The above non-GAAP Statements of Operations exclude the effects of the following:

•                  For the three months ended March 31, 2006, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, HP Communications Synchronization Business and Agilent Technologies’ Frequency and Timing Standards product line, which amounted to $774;

•                  For the three months ended March 31, 2005, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, and HP Communications Synchronization Business, which amounted to $971;

•                  For the three months ended March 31, 2006, stock based compensation expense of $1,309 after adopting FAS123R;

•                  For the three months ended March 31, 2005, stock based compensation expense of $953 prior to adopting FAS123R;

•                  For the three months ended March 31, 2006, integration and restructuring charges related to the acquisition of Agilent Technologies’ Frequency and Timing Standards product line of  $425;

•                  For the three months ended March 31, 2006, amortization of other intangibles related to the Datum, TrueTime and Agilent Technologies’ Frequency and Timing Standards product line acquisitions of $117 (from operating expenses);

•                  For the three months ended March 31, 2005, amortization of other intangibles related to the Datum, and TrueTime acquisitions of $89 (from operating expenses);

•                  For the three months ended March 31, 2005, a reduction in selling, general and administrative expenses of $125 for bad debts due to the collection of old Datum receivables that were fully reserved; and

•                  For the three months ended March 31, 2006, a pre-tax charge for the Wireless segment of $6,963 related to impairment of goodwill and $1,198 related to the impairment of purchased technology.

(b)              The above non-GAAP Statements of Operations assume a quarterly effective income tax rate of 26.0% and 23.9% for the three months ended March 31, 2006, and 2005, respectively.

Notes to Consolidated Statements of Operations (000’s) Nine Months ended March 31, 2006

(c)               The above non-GAAP Statements of Operations exclude the effects of the following:

•                  For the nine months ended March 31, 2006, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, HP Communications Synchronization Business and Agilent Technologies’ Frequency and Timing Standards product line, which amounted to $2,849;

•                  For the nine months ended March 31, 2005, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, and HP Communications Synchronization Business, which amounted to $2,932;

•                  For the nine months ended March 31, 2006, stock based compensation expense of $3,656 after adopting FAS123R;

•                  For the nine months ended March 31, 2005, stock based compensation expense of $1,581 prior to adopting FAS123R;

•                  For the nine months ended March 31, 2006, integration and restructuring charges related to the acquisition of Agilent Technologies’ Frequency and Timing Standards product line of  $769;

•                  For the nine months ended March 31, 2006, amortization of other intangibles related to the Datum, TrueTime and Agilent Technologies’ Frequency and Timing Standards product line acquisitions of $317 (from operating expenses);

•                  For the nine months ended March 31, 2005, amortization of other intangibles related to the Datum, and TrueTime acquisitions of $267 (from operating expenses);

•                  For the nine months ended March 31, 2005, a reduction in selling, general and administrative expenses of $485 for bad debts due to the collection of old Datum receivables that were fully reserved and $368 due to an adjustment for a reserve for a repayment to a bankrupt customer of a collected receivable; and

•                  For the nine months ended March 31, 2006, a pre-tax charge for the Wireless segment of $6,963 related to impairment of goodwill and $1,198 related to the impairment of purchased technology.

(d)              The above non-GAAP Statements of Operations assume a quarterly effective income  tax  rate of 26.0% and 25.8% for the nine months ended March 31, 2006, and 2005, respectively.

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Three months ended March 31, 2006
	GAAP	Adjustments		Non-GAAP

Net revenue	$45,537	$—		$45,537
Cost of products and services	25,168	(156	)(a)	25,012
Amortization of purchased technology	774	(774	)(b)	—
Impairment of purchased technology	1,198	(1,198	)(d)	—
Integration and restructuring charges	425	(425	)(c)	—
Gross Profit	17,972	2,553		20,525
Operating Expenses:
Research and development	4,886	(135	)(a)	4,751
Selling, general and administrative	13,739	(1,018	)(a)	12,721
Impairment of goodwill	6,963	(6,963	)(d)	—
Amortization of intangibles	117	(117	)(b)	—
Operating income (loss)	(7,733)	10,786		3,053
Interest income	1,983	—		1,983
Interest expense	(1,252)	—		(1,252)
Earnings (loss) before income taxes	(7,002)	10,786		3,784
Income tax provision (benefit)	(1,815)	2,804	(e)	989
Net earnings (loss)	$(5,187)	$7,982		$2,795

Earnings (loss) per share - basic:
Net earnings (loss)	$(0.11)			$0.06
Weighted average shares outstanding - basic	46,003			46,003

Earnings (loss) per share - diluted:
Net earnings (loss)	$(0.11)			$0.06
Weighted average shares outstanding - diluted	46,003			46,806

(a)	The adjustment represents FAS123R adoption:
	Cost of products and services	$156
	Research and development	135
	Selling, general and administrative	1,018
	Total stock based compensation	$1,309

(b)

The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax, HP Communications and Synchronization Business, and the Agilent Technologies’ Frequency and Timing Standards product line.

(c)	The adjustment represents integration and restructuring charges related primarily to the Agilent Technologies’ Frequency and Timing Standards product line.

(d)	The adjustment represents charges for the Wireless segment of $6,963 related to impairment for goodwill and $1,198 related to purchased technology writeoff.

(e)	This adjustment is the tax impact of the above adjustments using the fiscal 2006 quarterly effective tax rate of 26%.

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Nine months ended March 31, 2006
	GAAP	Adjustments		Non-GAAP

Net revenue	$137,714	$—		$137,714
Cost of products and services	72,822	(440	)(a)	72,382
Amortization of purchased technology	2,849	(2,849	)(b)	—
Impairment of purchased technology	1,198	(1,198	)(d)	—
Integration and restructuring charges	769	(769	)(c)	—
Gross Profit	60,076	5,256		65,332
Operating Expenses:
Research and development	13,739	(369	)(a)	13,370
Selling, general and administrative	42,077	(2,847	)(a)	39,230
Impairment of goodwill	6,963	(6,963	)(d)	—
Amortization of intangibles	404	(317	)(b)	87
Operating income (loss)	(3,107)	15,752		12,645
Interest income	5,294	—		5,294
Interest expense	(3,744)	—		(3,744)
Earnings (loss) before income taxes	(1,557)	15,752		14,195
Income tax provision (benefit)	(398)	4,096	(e)	3,698
Net earnings (loss)	$(1,159)	$11,656		$10,497

Earnings (loss) per share - basic:
Net earnings (loss)	$(0.03)			$0.23
Weighted average shares outstanding - basic	46,088			46,088

Earnings (loss) per share - diluted:
Net earnings (loss)	$(0.03)			$0.22
Weighted average shares outstanding - diluted	46,088			46,965

(a)	The adjustment represents FAS123R adoption:
	Cost of products and services	$440
	Research and development	369
	Selling, general and administrative	2,847
	Total stock based compensation	$3,656

(b)

The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax, HP Communications and Synchronization Business, and the Agilent Technologies’ Frequency and Timing Standards product line.

(c)	The adjustment represents integration and restructuring charges related primarily to the Agilent Technologies’ Frequency and Timing Standards product line.

(d)	The adjustment represents charges for the Wireless segment of $6,963 related to impairment for goodwill and $1,198 related to purchased technology writeoff.

(e)	This adjustment is the tax impact of the above adjustments using the fiscal 2006 year to date effective tax rate of 26%.

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Three months ended March 31, 2005
	GAAP	Adjustments		Non-GAAP

Net revenue	$43,815	$—		$43,815
Cost of products and services	22,085	(3	)(a)	22,082
Amortization of purchased technology	971	(971	)(b)	—
Gross Profit	20,759	974		21,733
Operating Expenses:
Research and development	4,057	—		4,057
Selling, general and administrative	13,126	(825	)(c)	12,301
Amortization of intangibles	135	(89	)(d)	46
Operating income	3,441	1,888		5,329
Interest income	388	—		388
Interest expense	(127)	—		(127)
Earnings before income taxes	3,702	1,888		5,590
Income tax provision	883	451	(e)	1,334
Net earnings from continuing operations	2,819	1,437		4,256
Gain from discontinued operations, net of tax	—	—		—
Net earnings	$2,819	$1,437		$4,256

Earnings per share - basic:
Net earnings	$0.06			$0.09
Weighted average shares outstanding - basic	45,868			45,868

Earnings per share - diluted:
Net earnings	$0.06			$0.09
Weighted average shares outstanding - diluted	47,125			47,125

(a)          The adjustment represents  the amortization of stock based compensation included in cost of goods.

(b)         The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.

(c)          The adjustment is net of an expense of ($950) for stock based compensation, offset by an expense reduction of $125 for bad debts due to the collection of old Datum receivables that were fully reserved.

(d)         The adjustment represents the  amortization of other intangibles related to acquisition of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.

(e)          This adjustment is the tax impact of the above adjustments using the fiscal 2005 quarterly effective tax rate of 23.9%.

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Nine months ended March 31, 2005
	GAAP	Adjustments		Non-GAAP

Net revenue	$143,737	$—		$143,737
Cost of products and services	73,849	(55	)(a)	73,794
Amortization of purchased technology	2,932	(2,932	)(b)	—
Gross Profit	66,956	2,987		69,943
Operating Expenses:
Research and development	11,990	—		11,990
Selling, general and administrative	38,864	(673	)(c)	38,191
Amortization of intangibles	444	(267	)(d)	177
Operating income	15,658	3,927		19,585
Interest income	755	—		755
Interest expense	(392)	—		(392)
Earnings before income taxes	16,021	3,927		19,948
Income tax provision	4,134	1,013	(e)	5,147
Net earnings from continuing operations	11,887	2,914		14,801
Gain from discontinued operations, net of tax	162	(162	)(f)	—
Net earnings	$12,049	$2,752		$14,801

Earnings per share - basic:
Net earnings	$0.27			$0.33
Weighted average shares outstanding - basic	45,328			45,328

Earnings per share - diluted:
Net earnings	$0.26			$0.32
Weighted average shares outstanding - diluted	46,709			46,709

(a)          The adjustment represents the amortization of stock based compensation.

(b)         The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.

(c)          The adjustment is net of an expense of ($1,526) for stock based compensation, an expense reduction of $485 for bad debts due to the collection of old Datum receivables that were fully reserved and an expense reduction of $368 due to an adjustment for a reserve for a repayment to a bankrupt customer of a collected receivable.

(d)         The adjustment represents the  amortization of other intangibles related to acquisition of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.

(e)          This adjustment is the tax impact of the above adjustments using the fiscal 2005 year to date effective tax rate of 25.8%.

(f)            Eliminate the impact of discontinued operations.

SYMMETRICOM, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	March 31,	June 30,
	2006	2005

ASSETS
Current assets:
Cash and cash equivalents	$132,605	$105,635
Short-term investments	55,105	89,514
Accounts receivable, net	32,260	29,049
Inventories, net	29,751	26,698
Prepaids and other current assets	10,040	10,827
Total current assets	259,761	261,723
Property, plant and equipment, net	25,654	23,063
Goodwill, net	45,899	49,248
Other intangible assets, net	9,089	10,272
Deferred taxes and other assets	48,952	47,365
Note receivable from employee	500	500
Total assets	$389,855	$392,171

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,195	$12,684
Accrued compensation	10,056	9,062
Accrued warranty	3,569	3,338
Other accrued liabilities	13,136	12,416
Current maturities of long-term obligations	1,241	1,110
Total current liabilities	40,197	38,610
Long-term obligations	125,997	126,967
Deferred income taxes	419	419
Total liabilities	166,613	165,996
Stockholders’ equity:
Common stock	180,511	184,292
Additional paid-in capital	3,124	—
Accumulated other comprehensive income	238	100
Deferred stock-based compensation	(1,255)	—
Retained earnings	40,624	41,783
Total stockholders’ equity	223,242	226,175
Total liabilities and stockholders’ equity	$389,855	$392,171